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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

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                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                April 16, 2002

                       (Date of earliest event reported)

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                               EASYRIDERS, INC.

            (Exact name of registrant as specified in its charter)

            Delaware                              001-14509                    33-0811505
            --------                              ---------                    ----------
(State or other jurisdiction of         (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization)          Classification Code Number)       Identification No.)

                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                                (818) 889-8740
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

    J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                               Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                           (818) 889-8740, ext. 548
(Name, address, including zip code, and telephone number, including area code, of agent for service)
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Item 5.   Other Events.
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     On April 16, 2002, Easyriders, Inc. ("Easyriders" or the "Company")
received a letter from the American Stock Exchange (the "Exchange") indicating that the Exchange had decided to proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on the Exchange. A copy of such "de-listing" notice is attached as an exhibit hereto. The Company does not intend to appeal such decision.


Item 6.   Resignation of Directors.
          ------------------------

     On April 19, 2002, Joseph Teresi resigned as a director and Chairman of the Board. Mr. Teresi is currently the prospective buyer of substantially all of the Company's assets pursuant to the previously reported agreement entered into as of April 3, 2002 between Mr. Teresi, Easyriders, Paisano Publications Inc. and Nomura Holding America, Inc. (the "Asset Purchase Agreement"). The closing of such transaction is, subject to approval of the Bankruptcy Court, scheduled for May 2, 2002. A hearing to seek Bankruptcy Court approval of the Asset Purchase Agreement is scheduled for May 1, 2002. Another prospective buyer, Vintage Capital Group LLC ("Vintage") has expressed interest in purchasing the assets of the Company and its principal subsidiary, Paisano Publications, Inc., but to date no agreement has been entered into concerning a bid by Vintage. In view of his status as a prospective buyer, and considering the possibility of competitive bids, Mr. Teresi believed his independence as a board member would be compromised, and to avoid such conflicts of interest the Board implemented an Asset Sale Protocol which precluded Mr. Teresi from having a decision-making role in the sale process. Mr. Teresi nevertheless believed that the interests of the Company would be best served by his resignation.

     Subsequently on April 19, 2002, the remaining members of the board of directors, comprised of Messrs. John Corrigan, Stewart Gordon and Joseph Jacobs, elected J. Robert Fabregas, the Company's Chief Executive Officer, to serve as a director and Chairman of the Board, as is permitted by the company's bylaws.

     Mr. Teresi did not resign because of a disagreement with the company on any matter relating to the company's operations, policies, or practices.

     Concurrently, Mr. Teresi resigned as Chairman and CEO of Paisano Publications, Inc., retaining his position as Publisher under an existing employment agreement, and was replaced in these capacities by Mr. Fabregas.

Item 7.    Exhibits
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           7-1    Letter from American Stock Exchange dated April 16, 2002
                  regarding delisting.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        EASYRIDERS, INC.



                                        By: /s/
                                            ------------------------------------
                                        Name:  J. Robert Fabregas
                                        Title: Chief Executive Officer
                                               Chief Financial Officer

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